FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

ADCPB BALANCE
Initial ADCPB                                             85,790,915.00
Prior Month ADCPB                                         25,724,238.64
Current Month ADCPB (Before addition of New Property)     24,244,306.85
Base Principal Amount (Prior - Current)                    1,479,931.79
Add:  ADCPB of New Transferred Property                            0.00
Ending ADCPB (Current + ADCPB of New Property)            24,244,306.85

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                20,849,693.64
     Class A Certificate Rate                                      6.85%
     One twelfth of Class A Certificate Rate                       0.57%
     Class A Certificate Interest                            119,017.00
     Prior Month Class A Overdue Interest                          0.00

     Class A Interest Due                                    119,017.00
     Class A Interest Paid                                   119,017.00

     Current Month Class A Overdue Interest                        0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                20,849,693.64
     Class A Percentage                                           86.00%
     Base Principal Amount                                 1,479,931.79
                                                          -------------
     Class A Base Principal Distribution Amount            1,272,741.34
     Prior Month Class A Overdue Principal                         0.00
                                                          -------------
     Total A Note Principal Due                            1,272,741.34
     Additional amount due for floor payment                  68,139.99
     Additional Class A Principal Due                              0.00
                                                          -------------
     Class A Principal Paid                                1,340,881.33

     Class A Overdue Principal                                     0.00
                                                          -------------
     Current Month Class A Principal Balance              19,508,812.31

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance            969,753.59
     Class B-1 Certificate Rate                               7.63%
     One twelfth of Class B-1 Certificate Rate                0.64%
     Class B-1 Certificate Interest                       6,166.02
     Prior Month Class B-1 Overdue Interest                   0.00

     Class B-1 Interest Due                               6,166.02
     Class B-1 Interest Paid                              6,166.02

     Current Month Class B-1 Overdue Interest                 0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance            969,753.59
     Class B-1 Percentage                                     4.00%
     Base Principal Amount                            1,479,931.79
     Class B-1 Base Principal Distribution Amount        59,197.27
     Prior Month B-1 Overdue Principal                        0.00
     Additional amount due for floor payment              3,169.30
                                                      ------------
     Total B-1 Note Principal Due                        62,366.57

     Class B-1 Principal Paid                            62,366.57


     Class B-1 Overdue Principal                              0.00

     Current Month Class B-1 Principal Balance          907,387.02

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance            969,753.59
     Class B-2 Certificate Rate                               8.17%
     One twelfth of Class B-2 Certificate Rate                0.68%
     Class B-2 Certificate Interest                       6,602.41
     Prior Month Class B-2 Overdue Interest                   0.00

     Class B-2 Interest Due                               6,602.41
     Class B-2 Interest Paid                              6,602.41

     Current Month Class B-2 Overdue Interest                 0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance            969,753.59
     Class B-2 Percentage                                     4.00%
     Base Principal Amount                            1,479,931.79
     Class B-2 Base Principal Distribution Amount        59,197.27
     Prior Month B-1 Overdue Principal                        0.00
     Additional amount due for floor payment              3,169.30
                                                      ------------
     Total B-1 Note Principal Due                        62,366.57

     Class B-2 Principal Paid                            62,366.57

     Class B-2 Overdue Principal                              0.00

     Current Month Class B-2 Principal Balance          907,387.02

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

FLOOR TEST

     Initial ADCPB                                          85,790,915.00
     Floor percent                                                   3.50%
                                                            -------------
     Floor                                                   3,002,682.03

     Ending ADCPB                                           24,244,306.85

     less
     Beginning Balance - Class A         20,849,694
     Beginning Balance - Class B1           969,754
     Beginning Balance - Class B2           969,754
                                         ----------
                                         22,789,201
     less
     Current Month Payment - Class A      1,272,741
     Current Month Payment - Class B1        59,197
     Current Month Payment - Class B2        59,197
                                         ----------
                                          1,391,136         21,398,064.94

     Excess of ending ADCPB over Note balance after
      initial payments                                       2,846,241.92

     Excess (deficit) of excess balance over floor            (156,440.11)
     Cash available after payment of regular payments           74,478.59
                                                            -------------
     Additional payment to certificate holders                  74,478.59


ADJUSTED FLOOR TEST
     Ending ADCPB                                           24,244,306.85

     less
     Beginning Balance - Class A         20,849,694
     Beginning Balance - Class B1           969,754
     Beginning Balance - Class B2           969,754
                                         ----------
                                         22,789,201
     less
     Current Month Payment - Class A      1,340,881
     Current Month Payment - Class B1        62,367
     Current Month Payment - Class B2        62,367
                                         ----------
                                          1,465,614         21,323,586.35

     Excess of ending ADCPB over Note balance after
      initial payments                                       2,920,720.51

     Excess (deficit) of excess balance over floor             (81,961.52)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                        25,724,239
     Servicer Fee Rate                                            0.5000%
     One-twelfth                                                  0.0417%
     Servicer Fee                                              10,718.43

     Prior Servicer Fee Arrearage                                   0.00
     Servicer Fee Due                                          10,718.43

     Servicer Fee Paid                                         10,718.43

     Current Servicing Fee Arrearage                                0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                        25,724,239
     Back-Up Servicer Fee Rate                                    0.0130%
     One-twelfth                                                  0.0011%
     Back-up Servicer Fee                                         278.68

     Prior Back-Up Servicer Fee Arrearage                           0.00
     Total Back-Up Servicer Fee Due                               278.68

     Back-Up Servicer Fee Paid                                    278.68

     Current Back-Up Servicing Fee Arrearage                        0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                  291.67
     Trustee Fee Rate                                             0.0100%

     Prior Trustee Fee Arrearage                                    0.00
     Total Trustee Fee Due                                        291.67

     Trustee Fee Paid                                             291.67

     Current Trustee Fee Arrearage                                  0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance                 20,849,693.64
     Monthly Premium Rate                                         0.0208%
     Prior Premium Arrearage                                        0.00
     Premium Amount Due                                         4,344.00

     Premium Amount Paid                                        4,344.00

     Current Premium Arrearage                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

                                                                       NO

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)                           Gross
                                Gross                       Gross                  Charge-Off
                               Defaults      Recoveries  Charge-Offs  ADCPB           Ratio
                               --------      ----------  -----------  -----        ----------
           2 months prior       42,009         11,712       30,296  27,004,936        1.35%
           1 month prior        32,398         20,440       11,957  25,819,379        0.56%
           Current              14,103         26,468      (12,365) 24,373,579       (0.61)%


           3 Month Gross Charge-Off Ratio                                             0.43%
           Maximum Allowed                                                            2.50%


30+ DELINQUENCIES
                                                                        Monthly
                           Delinquencies     ADCPB                   Delinquencies
                           -------------     -----                   -------------
           2 months prior    1,075,862     27,004,936                    3.98%
           1 month prior     1,055,045     25,819,379                    4.09%
           Current month     1,340,828     24,373,579                    5.50%

                           Delinquency Ratio:                            4.52%
                           Maximum Delinquency Ratio:                    6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)

                              Monthly Gross                Monthly
                                 Defaults      ADCPB     Gross Defaults
                              -------------    -----     --------------
           Current month             0      24,373,579       0.0000%
           1 month prior             0      25,819,379       0.0000%
           2 months prior            0      27,004,936       0.0000%
                              --------      ----------       ------
           Sum/Average               0      25,732,631       0.0000%
                                                                  4
                                                             ------
           Gross Defaults                                      0.00%

                 i A       Subordinated Percentage            15.79%
                ii B       WAL of Remaining Leases             1.71
                           Two                                    2
                           Ratio (i/ii)/2                      4.63%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                            Monthly
                           Delinquencies     ADCPB       Delinquencies
                           -------------     -----       -------------
           2 months prior       61,708     27,004,936        0.23%
           1 month prior       140,106     25,819,379        0.54%
           Current month       296,520     24,373,579        1.22%


                           Issuer Delinquency Trigger Ratio: 0.66%
                           Maximum Ratio Allowed:            2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                    No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

        Aging/Delinquency Statistics

                                                                          ADCPB              Total
Current                                                                   23,032,751               94.50%
31-60 Days Past Due                                                          645,440                2.65%
61-90 Days Past Due                                                          398,868                1.64%
91+ Days Past Due                                                            296,520                1.22%
                                                                     ---------------     ---------------

Total                                                                     24,373,579              100.00%


Certificate Factors

Class A Notes                                                            0.264418038
Class B-1 Notes                                                          0.264418123
Class B-2 Notes                                                          0.264418123


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                               85,790,915.00
Maximum Substitution (10% of Initial)                                   8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)            4,289,545.75

Prior month Cumulative ADCPB Substituted                                4,134,055.76
Current month ADCPB Substituted                                                   --
                                                                     ---------------
Cumulative ADCPB Substituted                                            4,134,055.76

Prior month Cumulative ADCPB Substituted for Defaulted Contracts        1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                               --
                                                                     ---------------
Cumulative ADCPB Substituted for Defaulted Contracts                    1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                   12,765,292.48
Current month ADCPB prepaid                                               199,297.96
                                                                     ---------------
Cumulative ADCPB prepaid                                               12,964,590.44

Prior month Cumulative ADCPB Defaulted                                  5,710,706.71
Current month ADCPB Defaulted                                              14,103.03
                                                                     ---------------
Cumulative ADCPB Defaulted                                              5,724,809.74

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                               253,370.77

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
      Collection Account                                                (147,040.18)
     Transfer of prior period Excluded Amounts not yet transferred       (25,702.18)
     Collections Received [5.02 (b)(d)]                                1,840,368.48
     Excluded Amounts [5.02 (d)][Definition]                            (489,092.59)
     Collections on Deposit due Collection Account [5.02 (d)]         (1,111,503.73)

     Ending Balance                                                      320,400.57


COLLECTION ACCOUNT
     BEGINNING BALANCE, OCTOBER 1, 1999                                                       895,424.48

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 1999
     Add:  Servicer Advance                                                                   468,924.11
     Add:  Payments due Collection Account from last 2 business days prior period             153,456.76
     Add:  Add'l transfers                                                                          0.00
     Add: Amounts to Collection Acct from Security deposit account                                  0.00
     Less: Total distributions on  October 10, 1999                                        (1,517,805.35)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                       1,111,503.73
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                     0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec
      Deposit Account [6.01 0.00ii)]                                                                0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                            0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                  3,531.17
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                      0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                   0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                             0.00
     Add: Security Deposits Related to Prepayment                                                   0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]             0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                               0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                  0.00

     Ending balance on October 31, 1999 and November 1, 1999                                1,115,034.90

     Add: Servicer Advances to be deposited on Determination Date                             251,564.08
     Add: Payments due Collection Acct from last 3 business days                              246,433.70
     Add: Payments not yet transferred to the Collection Account                                    0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                      0.00

     Adjusted Collection Account Balance                                                    1,613,032.68

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

SECURITY DEPOSIT ACCOUNT

   Beginning  Balance                               150,768.18
   Add: Balance deposited on closing date                 0.00
   Add: Security Deposits [6.02 b]                        0.00
   Less: Amounts to Collection Account [6.02 c]           0.00
   Add:  Investment Earnings                            674.68
                                                    ----------

   Ending balance on October 31, 1999               151,442.86

   Less: Amounts to Collection Account [6.02 c]           0.00

   Adjusted Security Deposit  Account Balance       151,442.86


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


   Beginning Balance                                                                                 0.00
   Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
   Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
   Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                     ----

   Ending balance on October 31, 1999                                                                0.00

   Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

   Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                     ----

   Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                            1,613,032.68


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                          0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                      0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                          0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                  10,718.43
                 (C)     Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                          278.68

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                            4,344.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                            291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                     119,017.00

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                  6,166.02

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                    6,602.41

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]     1,272,741.34

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class
                 B-1 Principal [6.06 c (xii)] provided no restricting event exists                             59,197.27

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class
                 B-2 Principal [6.06 c (xiii)] provided no restricting
                 event or issuer restricting event exists                                                      59,197.27

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                 0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                          0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       0.00
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                      68,139.99

                 b.      Class B1 Additional Principal Distribution Amount                                      3,169.30

                 c.      Class B2 Additional Principal Distribution Amount                                      3,169.30

     Reviewed By:



     -----------------------------------------------------------
     ROBERT J. HENCHEY
     PRESIDENT

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

ADCPB BALANCE
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 31,184,967.64
Current Month ADCPB (Before addition of New Property)             29,963,215.44
Base Principal Amount (Prior - Current)                            1,221,752.20
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    29,963,215.44

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        27,316,913.20
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    143,186.15
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            143,186.15
     Class A Interest Paid                                           143,186.15

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        27,316,913.20
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,221,752.20
                                                                  -------------
     Class A Base Principal Distribution Amount                    1,075,141.94
     Prior Month Class A Overdue Principal                                 0.00
                                                                  -------------
     Total A Note Principal Due                                    1,075,141.94
     Additional amount due for floor payment                               0.00
     Additional Class A Principal Due                                      0.00
                                                                  -------------
     Class A Principal Paid                                        1,075,141.94

     Class A Overdue Principal                                             0.00
                                                                  -------------
     Current Month Class A Principal Balance                      26,241,771.26

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                         931,258.10
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                    5,440.10
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                            5,440.10
     Class B-1 Interest Paid                                           5,440.10

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                         931,258.10
     Class B-1 Percentage                                                  3.00%
     Base Principal Amount                                         1,221,752.20
     Class B-1 Base Principal Distribution Amount                     36,652.57
     Prior Month B-1 Overdue Principal                                     0.00
     Additional amount due for floor payment                               0.00
     Total B-1 Note Principal Due                                     36,652.57
                                                                   ------------

     Class B-1 Principal Paid                                         36,652.57


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                       894,605.53

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                         776,048.57
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                    5,315.93
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                            5,315.93
     Class B-2 Interest Paid                                           5,315.93

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                         776,048.57
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,221,752.20
     Class B-2 Base Principal Distribution Amount                     30,543.81
     Prior Month B-1 Overdue Principal                                     0.00
     Additional amount due for floor payment                               0.00
     Total B-2 Note Principal Due                                     30,543.81

     Class B-2 Principal Paid                                         30,543.81

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                       745,504.76

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

FLOOR TEST

     Initial ADCPB                                                72,024,925.77
     Floor percent                                                         3.00%
                                                                  -------------
     Floor                                                         2,160,747.77

     Ending ADCPB                                                 29,963,215.44

     less
     Beginning Balance - Class A                27,316,913
     Beginning Balance - Class B1                  931,258
     Beginning Balance - Class B2                  776,049
                                                ----------
                                                29,024,220
     less
     Current Month Payment - Class A             1,075,142
     Current Month Payment - Class B1               36,653
     Current Month Payment - Class B2               30,544
                                                ----------
                                                 1,142,338        27,881,881.55

     Excess of ending ADCPB over Note balance
       after initial payments                                      2,081,333.89

     Excess (deficit) of excess balance over floor                   (79,413.88)
     Cash available after payment of regular payments                      0.00
                                                                  -------------
     Additional payment to certificate holders                             0.00

ADJUSTED FLOOR TEST
     Ending ADCPB                                                 29,963,215.44

     less
       Beginning Balance - Class A              27,316,913
       Beginning Balance - Class B1                931,258
       Beginning Balance - Class B2                776,049
                                                ----------
                                                29,024,220
     less
       Current Month Payment - Class A           1,075,142
       Current Month Payment - Class B1             36,653
       Current Month Payment - Class B2             30,544
                                                ----------
                                                 1,142,338        27,881,881.55

     Excess of ending ADCPB over Note balance
       after initial payments                                      2,081,333.89

     Excess (deficit) of excess balance over floor                   (79,413.88)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

SERVICING FEE SCHEDULE

     Prior Month ADCPB                             31,184,968
     Servicer Fee Rate                                 0.5000%
     One-twelfth                                       0.0417%
     Servicer Fee                                   12,993.74

     Prior Servicer Fee Arrearage                        0.00
     Servicer Fee Due                               12,993.74

     Servicer Fee Paid                              12,993.74

     Current Servicing Fee Arrearage                     0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                             31,184,968
     Back-Up Servicer Fee Rate                         0.0200%
     One-twelfth                                       0.0017%
     Back-up Servicer Fee                              519.75

     Prior Back-Up Servicer Fee Arrearage                0.00
     Total Back-Up Servicer Fee Due                    519.75

     Back-Up Servicer Fee Paid                         519.75

     Current Back-Up Servicing Fee Arrearage             0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                       291.67
     Trustee Fee Rate                                  0.0100%

     Prior Trustee Fee Arrearage                         0.00
     Total Trustee Fee Due                             291.67

     Trustee Fee Paid                                  291.67

     Current Trustee Fee Arrearage                       0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance      27,316,913.20
     Monthly Premium Rate                              0.0200%
     Prior Premium Arrearage                             0.00
     Premium Amount Due                              5,463.00

     Premium Amount Paid                             5,463.00

     Current Premium Arrearage                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                       No
                                                                    ---------
       (b) Certificate Insurer makes an Insured Payment                 No
                                                                    ---------
       (a) Gross Charge-Off Event (Yes/No)                              No
                                                                    ---------
       (b) Delinquency Trigger Event                                    No
                                                                    ---------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                     Gross                       Gross                       Monthly
                                    Defaults    Recoveries    Charge-Offs     ADCPB        Charge-Offs
                                    --------    ----------    -----------     -----        -----------
     2 months prior                   8,325       34,749        (26,424)    32,298,675       (0.98)%
     1 month prior                   97,804       67,688         30,116     31,291,659        1.15%
     Current                         23,286       45,063        (21,777)    30,055,664       (0.87)%

     3 Month Gross Charge-Off Ratio                                                          (0.23)%
     Maximum Allowed                                                                          2.50%

30+ DELINQUENCIES
                                                                             Monthly
                                Delinquencies     ADCPB                   Delinquencies
                                -------------     -----                   -------------
     2 months prior               1,663,430     32,298,675                    5.15%
     1 month prior                1,571,286     31,291,659                    5.02%
     Current month                1,345,751     30,055,664                    4.48%

                                Delinquency Ratio:                            4.88%
                                Maximum Delinquency Ratio:                    7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                    ---------
       (b) Issuer Delinquency Trigger Ratio                            No
                                                                    ---------

GROSS DEFAULTS (>=180)

                                                           Monthly
                           Gross Defaults    ADCPB      Gross Defaults
                           --------------    -----      --------------
           Current                  0      30,055,664      0.0000%
           1 month prior            0      31,291,659      0.0000%
           2 months prior           0      32,298,675      0.0000%
                                   --      ----------      ------
           Sum/Average              0      31,215,333      0.0000%
                                                                4
                                                           ------
           Gross Defaults                                    0.00%

                 i A       Subordinated Percentage           9.43%
                ii B       WAL of Remaining Leases           2.08
                           Two                               2.00
                           Ratio (i/ii)/2                    2.27%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                            Monthly
                           Delinquencies     ADCPB       Delinquencies
                           -------------     -----       -------------
           2 months prior     150,452      32,298,675        0.47%
           1 month prior      303,697      31,291,659        0.97%
           Current month      276,750      30,055,664        0.92%


                           Issuer Delinquency Trigger Ratio: 0.79%
                           Maximum Ratio Allowed:            2.50%

EARLY AMORTIZATION EVENT

       (1)    Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                                    ---------
       (2)    Has a Gross Charge-Off Event Occurred?                   No
                                                                    ---------
       (3)    Has a Delinquency Event Occurred?                        No
                                                                    ---------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

       Aging/Delinquency Statistics

                                                                             ADCPB               Total
       Current                                                              28,709,912            95.52%
       31-60 Days Past Due                                                     800,771             2.66%
       61-90 Days Past Due                                                     268,230             0.89%
       91+ Days Past Due                                                       276,750             0.92%
                                                                         -------------           ------

       Total                                                                30,055,664           100.00%


       Certificate Factors

       Class A Notes                                                       0.414028811
       Class B-1 Notes                                                     0.414028725
       Class B-2 Notes                                                     0.414028773


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                          72,024,925.77
       Maximum Substitution (10% of Initial)                              7,202,492.58
       Maximum Substitution for Defaulted Contracts
         (5% of Initial)                                                  3,601,246.29

       Prior month Cumulative ADCPB Substituted                           3,234,855.86
       Current month ADCPB Substituted                                         --
                                                                         -------------
       Cumulative ADCPB Substituted                                       3,234,855.86

       Prior month Cumulative ADCPB Substituted for
         Defaulted Contracts                                              1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                     --
                                                                         -------------
       Cumulative ADCPB Substituted for Defaulted Contracts               1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                              10,307,359.81
       Current month ADCPB prepaid                                           94,814.57
                                                                         -------------
       Cumulative ADCPB prepaid                                          10,402,174.38

       Prior month Cumulative ADCPB Defaulted                             3,866,370.73
       Current month ADCPB Defaulted                                         23,285.77
                                                                         -------------
       Cumulative ADCPB Defaulted                                         3,889,656.50

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999
--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                    110,649.63

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account             (185,099.63)
     Transfer of prior period Excluded Amounts not yet transferred                            (65,971.02)
     Collections Received [5.02 (b)(d)]                                                     1,605,099.57
     Excluded Amounts [5.02 (d)][Definition]                                                 (571,399.86)
     Collections on Deposit due Collection Account [5.02 (d)]                                (648,198.39)

     Ending Balance                                                                           245,080.30

COLLECTION ACCOUNT
     BEGINNING BALANCE, OCTOBER 1, 1999                                                                        610,929.04

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 1999
     Add:  Servicer Advance                                                                                    510,390.84
     Add:  Payments due Collection Account from last 2 business days prior period                              209,020.82
     Add:  Add'l transfers                                                                                           0.00
     Add:  Amounts to Collection Acct from Security deposit account                                                  0.00
     Less: Total distributions on  October 10, 1999                                                         (1,330,340.70)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                          648,198.39
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                      0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                  0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                             0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                   2,307.83
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                       0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                    0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                              0.00
     Add: Security Deposits Related to Prepayment                                                                    0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                 0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                              0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                   0.00

     Ending balance on October 31, 1999 and November 1, 1999                                                   650,506.22

     Add: Servicer Advances to be deposited on Determination Date                                              437,249.75
     Add: Payments due Collection Acct from last 3 business days                                               227,792.69
     Add: Payments not yet transferred to the Collection Account                                                     0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                       0.00

     Adjusted Collection Account Balance                                                                     1,315,548.66

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                        0.00
     Add: Balance deposited on closing date                    0.00
     Add: Security Deposits [6.02 b]                           0.00
     Less: Amounts to Collection Account [6.02 c]              0.00
     Add:  Investment Earnings                                 0.00
                                                               ----

     Ending balance on October 31, 1999                        0.00

     Less: Amounts to Collection Account [6.02 c]              0.00

     Adjusted Security Deposit Account Balance                 0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                      0.00
     Add:  Amount Transferred from Collection Account
           in consid. of New Trans. Property [6.05 i 1]                     0.00
     Add:  Amount Transferred to New Transferred
           Property Funding Account [6.05 ii]                               0.00
     Less: Amount Transferred from Collection Account
           in consid. of New Trans. Property [6.05 iii]                     0.00
                                                                            ----

     Ending balance on October 31, 1999                                     0.00

     Add:  Amount Transferred from Collection Account in
           consid. of New Trans. Property [6.05 i 1]                        0.00

     Less: Amount Transferred from Collection Account in
           consid. of New Trans. Property [6.05 iii]                        0.00
                                                                            ----

     Adjusted New Transferred Property Funding Account
       Balance                                                              0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING NOVEMBER 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                          1,315,548.66

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account
            [6.06 c (i)]                                                                                                      0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account
            [6.06 c (ii)]                                                                                                     0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A) Unreimbursed Servicer Advances from prior periods                                                             0.00
            (B) Servicer Fee and unpaid Servicer Fee                                                                     12,993.74
            (C) Servicing Charges inadvertently deposited in Collection Account                                               0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                         519.75

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                           5,463.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                           291.67

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                    143,186.15

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                 5,440.10

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                   5,315.93

     (x)    Class A Base Principal Distribution Amount and Overdue Class A Principal
            [6.06 c (x)]                                                                                              1,075,141.94

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date
            [6.06 b (xi)]                                                                                                     0.00

     (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal
            [6.06 c (xii)] provided no restricting event exists                                                          36,652.57

     (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal
            [6.06 c (xiii)] provided no restricting event or issuer restricting event exists                             30,543.81

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                                0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                         0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                      0.00
            Net of Additional Principal Distribution to Class A, B1 & B2.

             a. Class A Additional Principal Distribution Amount                                                              0.00

             b. Class B1 Additional Principal Distribution Amount                                                             0.00

             c. Class B2 Additional Principal Distribution Amount                                                             0.00

     Reviewed By:



     --------------------------------------------
     ROBERT J. HENCHEY
     PRESIDENT